SEGMENT INFORMATION
                 TECHNE CORPORATION AND SUBISIDARIES
               (in thousands of $'s, except per share data)

                                                        Increase (Decrease)
                                    Fiscal 2008           From Fiscal 2007
                                 ------------------     -------------------
                                  First     Percent            First
                                 Quarter   Of Sales           Quarter
                                 -------   --------     -------------------
Sales                             57,987      100%             5,636
Cost of sales                     12,104       21%               867
                                 -------   -------            ------
Gross margin                      45,883       79%             4,769

Gross margin percentage            79.1%

SG&A expense                       8,090       14%             1,023
R&D expense                        5,181        9%               326
Amortization expense                 288        -               (115)
Interest expense                       0        -               (268)
Interest income                   (2,998)      (5%)           (1,322)
Other non-operating expense,net      569        1%                84
                                 -------   -------            ------
                                  11,130       19%              (272)
                                 -------   -------            ------
Earnings before income taxes      34,753       60%             5,041
Income taxes                      11,681       20%             1,600
                                 -------   -------            ------
                                  23,072       40%             3,441
                                 =======   =======            ======
Diluted earnings per share           .58
Weighted average diluted
 shares outstanding               39,587




                          BIOTECHNOLOGY  (1)
                         (in thousands of $'s)

                                                        Increase (Decrease)
                                    Fiscal 2008           From Fiscal 2007
                                 ------------------     -------------------
                                  First     Percent            First
                                 Quarter   Of Sales           Quarter
                                 -------   --------     -------------------
Sales                             45,328      100%             3,707
Intersegment sales                (6,447)                       (748)
                                 -------                      ------
                                  38,881                       2,959

Cost of sales                      8,997       20%               515
Intersegment sales                (6,174)                       (650)
                                 -------                      ------
                                   2,823                        (135)
                                 -------   -------            ------
Gross margin                      36,058       80%             3,094

Gross margin percentage            80.2%

SG&A expense                       4,624       10%               611
R&D expense                        5,002       11%               327
Amortization expense                 288        1%              (115)
Interest, net                     (1,257)      (2%)             (662)
Exchange loss/(gain)                  34        --                34
                                 -------   -------            ------
                                   8,691       20%               195
                                 -------   -------            ------
Pretax result                     27,367       60%             2,899
                                 =======   =======            ======

(1) Includes R&D Systems' Biotechnology Division, BiosPacific, Inc.
and R&D China


                        R&D SYSTEMS EUROPE
                   (in thousands of British pounds)

                                                        Increase (Decrease)
                                    Fiscal 2008           From Fiscal 2007
                                 ------------------     -------------------
                                  First     Percent            First
                                 Quarter   Of Sales           Quarter
                                 -------   --------     -------------------
Sales                              7,605      100%               735
Cost of sales                      3,455       45%               170
                                 -------   -------            ------
Gross margin                       4,150       55%               565

Gross margin percentage            54.6%

SG&A expense                       1,114       15%                40
Interest income                     (683)      (9%)             (273)
Exchange loss/(gain)                 (96)      (1%)             (174)
                                 -------   -------            ------
                                     335        5%              (407)
                                 -------   -------            ------
Pretax result                      3,815       50%               972
                                 =======   =======            ======



                        R&D SYSTEMS EUROPE
                       (in thousands of $'s)

                                                        Increase (Decrease)
                                    Fiscal 2008           From Fiscal 2007
                                 ------------------     -------------------
                                  First     Percent            First
                                 Quarter   Of Sales           Quarter
                                 -------   --------     -------------------
Sales                             15,449      100%             2,522
Cost of sales                      7,020       45%               839
                                 -------   -------            ------
Gross margin                       8,429       55%             1,683

Gross margin percentage            54.6%

SG&A expense                       2,262       15%               242
Interest income                   (1,387)      (9%)             (616)
Exchange loss/(gain)                (198)      (1%)             (345)
                                 -------   -------            ------
                                     677        5%              (719)
                                 -------   -------            ------
Pretax result                      7,752       50%             2,402
                                 =======   =======            ======



                              HEMATOLOGY
                         (in thousands of $'s)

                                                        Increase (Decrease)
                                    Fiscal 2008           From Fiscal 2007
                                 ------------------     -------------------
                                  First     Percent            First
                                 Quarter   Of Sales           Quarter
                                 -------   --------     -------------------
Sales                              3,657      100%               155
Cost of sales                      2,261       62%               163
                                 -------   -------            ------
Gross margin                       1,396       38%                (8)

Gross margin percentage            38.2%

SG&A expense                         467       13%                69
R&D expense                          179        5%                (1)
Interest, net                       (120)      (4%)              (39)
                                 -------   -------            ------
                                     526       14%                29
                                 -------   -------            ------
Pretax result                        870       24%               (37)
                                 =======   =======            ======



                         CORPORATE AND OTHER (2)
                          (in thousands of $'s)

                                                    Increase (Decrease)
                                    Fiscal 2008      From Fiscal 2007
                                    -----------     -------------------
                                       First              First
                                      Quarter            Quarter
                                      -------            -------
Interest income                           234                  5
Rental income                              67               (232)
                                      -------            -------
                                          301               (227)

SG&A expense                              737                101
Interest expense                           --               (268)
Other-Building expenses                   544                 34
Other-Hemerus losses                      131                  4
Other-Nephromics losses                   125                125
                                      -------            -------
                                        1,537                 (4)
                                      -------            -------
Pretax result                          (1,236)              (223)
                                      =======            =======


(2) Unallocated corporate expenses and Techne's share of losses by Hemerus Medical, LLC and Nephromics, LLC.